Exhibit 10.7.2

SIXTH AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Sixth Amendment to Amended and Restated Loan and Security Agreement (the “Amendment”), is entered into as of June 19, 2013, by and between SQUARE 1 BANK (“Bank”) and RALLY SOFTWARE DEVELOPMENT CORP. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of December 22, 2010 (as amended from time to time, the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)            A new Section 3.2(c) is hereby added to the Agreement, as follows:

(c)           receipt by Bank of an updated Borrowing Base Certificate, together with aged listings by invoice date of accounts receivable and accounts payable.

2)            A new last paragraph is hereby added to Section 6.2 of the Agreement, as follows:

Notwithstanding the foregoing, Borrower shall only deliver to Bank the requirements as set forth in Section 6.2(a) above if there are any outstanding Advances or Ancillary Services under the Revolving Line.

3)            Section 6.6 of the Agreement is hereby amended and restated, as follows:

6.6          Primary Depository.  Borrower and its Subsidiaries shall maintain all its depository, operating and investment accounts with Bank.  Notwithstanding the foregoing, Borrower, Guarantor and Guarantor’s subsidiaries shall be permitted to maintain up to an aggregate of $10,000,000 in accounts outside of Bank for the purposes of funding (i) all existing and future foreign operations, and (ii) a security deposit for real property lease.

4)                                     Subsection (d) of the definition of “Permitted Investment” in Exhibit A to the Agreement is hereby amended and restated, as follows:

(d)           Investments of Borrower in Guarantor or subsidiaries of Guarantor in an aggregate amount not to exceed $5,000,000 per month, subject to the limitations of Section 6.6 hereof, for the purposes of funding all existing and future foreign operations;

5)                                     Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

6)                                     Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

7)                                     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

8)                                     As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a)            this Amendment, duly executed by Borrower;

b)                                     payment of all Bank Expenses incurred through the date of this Amendment, including any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrower’s accounts; and

c)                                      such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

RALLY SOFTWARE DEVELOPMENT CORP.		SQUARE 1 BANK

By:	/s/ James M. Lejeal	By:	/s/ Zack Robbins
Name:	James M. Lejeal	Name:	Zack Robbins
Title:	CFO	Title:	Assistant Vice President

[Signature Page to Sixth Amendment to Amended and Restated Loan and Security Agreement]